Fund/Ticker

Fidelity Dividend ETF for Rising Rates/FDRR

Principal U.S. Listing Exchange for the ETF: NYSE Arca, Inc.

Summary Prospectus

September 8, 2016

As Revised January 13, 2017

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund (including the fund’s SAI) online at www.fidelity.com/funddocuments/ETFs. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund’s prospectus dated September 8, 2016, as supplemented January 13, 2017, and SAI dated September 8, 2016, As Revised September 19, 2016, are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund:

Fidelity® Dividend ETF for Rising Rates

Investment Objective

The fund seeks to provide investment returns that correspond, before fees and expenses, generally to the performance of the Fidelity Dividend Index for Rising Rates.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.29%

Distribution and/or Service (12b-1) fees	None

Other expensesA	0.00%

Total annual operating expenses	0.29%

A Based on estimated amounts for the current fiscal year.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. Investors may pay brokerage commissions on their purchase and sale of fund shares, which are not reflected in the example. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$30

3 years	$93

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund’s performance.

Summary Prospectus	2

Principal Investment Strategies

• Normally investing at least 80% of assets in securities included in the Fidelity Dividend Index for Rising Rates and in depository receipts representing securities included in the index. The Fidelity Dividend Index for Rising Rates is designed to reflect the performance of stocks of large and mid-capitalization dividend-paying companies that are expected to continue to pay and grow their dividends and have a positive correlation of returns to increasing 10-year U.S. Treasury yields.

• Lending securities to earn income for the fund.

Principal Investment Risks

• Stock Market Volatility. Stock markets and, as a result, stock market indexes, are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

• Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

• Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s value or result in delays in recovering securities and/or capital from a counterparty.

• Fluctuation of Net Asset Value and Share Price. The net asset value per share (NAV) of the fund will generally fluctuate with changes in the market value of the fund’s holdings. The fund’s shares are listed on NYSE Arca, Inc. (NYSE Arca) and trade at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund’s shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV.

• Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

3	Summary Prospectus

Fund Summary – continued

• No History of an Active Trading Market/Trading Issues. The fund is a recently organized series of an investment company. There can be no assurance that an active trading market will be maintained. Trading may be halted, for example, due to market conditions.

• Passive Management Risk. The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

• Mid Cap Investing. The value of securities of medium size, less wellknown issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

FMR Co., Inc. (FMRC) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager. Geode Capital Management, LLC (Geode) serves as a sub-adviser for the fund.

Portfolio Manager(s)

Deane Gyllenhaal (senior portfolio manager) has managed the fund since September 2016.

Patrick Waddell (senior portfolio manager) has managed the fund since September 2016.

Louis Bottari (portfolio manager) has managed the fund since September 2016.

Peter Matthew (portfolio manager) has managed the fund since September 2016.

Robert Regan (portfolio manager) has managed the fund since December 2016.

Thomas Brussard, Jr. (assistant portfolio manager) has managed the fund since September 2016.

Purchase and Sale of Shares

Unlike shares of traditional mutual funds, shares of the fund are not individually redeemable and can be purchased or redeemed directly from the fund at NAV only in large increments called “Creation Units” (50,000 shares per Creation Unit) through certain participants, known as Authorized Participants, in the Depository Trust Company (DTC) or the Continuous Net Settlement System

Summary Prospectus	4

(CNSS) of the National Securities Clearing Corporation. The fund’s Creation Units can be purchased and redeemed principally on an in-kind (rather than on a cash) basis for securities included in the fund’s index.

Shares of the fund are listed and traded on NYSE Arca, and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker.

These transactions, which do not involve the fund, are made at market prices that may vary throughout the day and may differ from the fund’s NAV. As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

5	Summary Prospectus

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Investments & Pyramid Design and Fidelity are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

1.9870690.101	T19-SUM-0816-01